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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Brookline Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed: July 22, 2003

July 22, 2003

Dear Stockholder:

        We cordially invite you to attend the Special Meeting of Stockholders of Brookline Bancorp, Inc. (the "Company"). The Special Meeting will be held at the Brookline Holiday Inn, 1200 Beacon Street, Brookline, Massachusetts 02446, at 10:00 a.m. on August 27, 2003.

        The enclosed Notice of the Special Meeting and proxy statement describe the formal business to be transacted. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

        The business to be conducted at the Special Meeting consists of the approval by stockholders of the Brookline Bancorp, Inc. 2003 Stock Option Plan and the Brookline Bancorp, Inc. 2003 Recognition and Retention Plan. The Board of Directors of the Company has determined that each of these plans is in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors recommends a vote "FOR" approval of each of these plans.

        On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Richard P. Chapman, Jr.
President and Chief Executive Officer

Brookline Bancorp, Inc.
160 Washington Street
Brookline, Massachusetts 02445
(617) 730-3500

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
To Be Held On August 27, 2003

        Notice is hereby given that the Special Meeting of Brookline Bancorp, Inc. (the "Company") will be held at the Brookline Holiday Inn, 1200 Beacon Street, Brookline, Massachusetts 02446 at 10:00 a.m. on August 27, 2003.

        A proxy card and a proxy statement for the Special Meeting are enclosed.

        The Special Meeting is for the purpose of considering and acting upon:

    1.
    approval of the Brookline Bancorp, Inc. 2003 Stock Option Plan;

    2.
    approval of the Brookline Bancorp, Inc. 2003 Recognition and Retention Plan; and

such other matters as may properly come before the Special Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Special Meeting.

        Any action may be taken on the foregoing proposals at the Special Meeting on the date specified above, or on any date or dates to which the Special Meeting may be adjourned. Stockholders of record at the close of business on July 9, 2003 are the stockholders entitled to vote at the Special Meeting and any adjournments thereof.

        A list of stockholders entitled to vote at the Special Meeting will be available at the Company's Main Office, 160 Washington Street, Brookline, Massachusetts 02445, for the 10 days immediately prior to the Special Meeting. It also will be available for inspection at the meeting itself.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE SPECIAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE SPECIAL MEETING.

                      By Order of the Board of Directors

                      George C. Caner, Jr.
                      Secretary

July 22, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Brookline Bancorp, Inc.
160 Washington Street
Brookline, Massachusetts 02445
(617) 730-3500

SPECIAL MEETING OF STOCKHOLDERS
August 27, 2003

        This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Brookline Bancorp, Inc. (the "Company") to be used at the Special Meeting of Stockholders of the Company (the "Special Meeting"), which will be held at the Brookline Holiday Inn, 1200 Beacon Street, Brookline, Massachusetts 02446, on August 27, 2003, at 10:00 a.m., and all adjournments of the Special Meeting. The accompanying Notice of Special Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about July 22, 2003.

REVOCATION OF PROXIES

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the Special Meeting.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

        Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above. The presence at the Special Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Special Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), as of the close of business on July 9, 2003 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 58,953,804 shares issued and 57,618,505 shares outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

        In accordance with the provisions of the Company's Certificate of Incorporation, record owners of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

        Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, including shares owned by its directors and named executive officers.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding(2)
Directors and Named Executive Officers(3):
Oliver F. Ames	213,386		0.4%
Dennis S. Aronowitz	86,567		*
George C. Caner, Jr.	99,226		*
David C. Chapin	117,525		*
Richard P. Chapman, Jr.	1,105,645		1.9
William G. Coughlin	214,294		0.4
John L. Hall, II	130,917		*
Charles H. Peck	553,617		0.9
Hollis W. Plimpton, Jr.	38,272		*
Joseph J. Slotnik	166,275		*
William V. Tripp, III	112,553		*
Rosamond B. Vaule	136,423		*
Peter O. Wilde	109,345		*
Franklin Wyman, Jr.	293,370		0.5
Paul R. Bechet	299,340		0.5
Cheryl B. Gorman	2,000		*
All Directors and Named Executive Officers as a Group (16 persons)	3,678,755	(4)	6.2%
Principal Stockholders:
Advisory Research, Inc.(5) 180 North Stetson Street Suite 5780 Chicago, Illinois 60601	2,943,909		5.0%
Putnam, LLC(6) One Post Office Square Boston, Massachusetts 02109	4,165,812		7.0%

*
Less than three-tenths of 1%.

(1)
A person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. The shares of common stock in this column include 1,805,831 shares in total and by individual the following shares which may be acquired by the persons indicated pursuant to the exercise of stock options within 60 days of the Record Date: Mr. Ames—77,478; Mr. Aronowitz—48,068; Mr. Caner—44,674; Mr. Chapin—60,609; Mr. Chapman—594,219; Mr. Coughlin—51,105; Mr. Hall—54,674; Mr. Peck—322,041; Mr. Plimpton—21,870; Mr. Slotnik—87,478; Mr. Tripp—65,609; Ms. Vaule—54,674; Mr. Wilde—65,609; Mr. Wyman—131,218; Mr. Bechet—126,505 and Ms. Gorman—none.

(2)
Calculated by dividing the number of shares in the second column of this table by the total shares of common stock outstanding at the Record Date (57,618,505 shares) plus 1,805,831 shares representing the total number of shares that may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(3)
The mailing address for each director and executive officer listed is 160 Washington Street, Brookline, Massachusetts 02445.

(4)
Includes 48,880 shares of Common Stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 865,364 shares of Common Stock (representing 1.5% of the shares of Common Stock outstanding as of the Record Date) owned by the ESOP for the benefit of the employees of the Company and the Bank. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

(5)
Based exclusively on a Schedule 13G filed by Advisory Research, Inc. with the SEC on February 18, 2003.

(6)
Based exclusively on a Schedule 13G filed by Putnam, LLC with the SEC on February 14, 2003 (such Schedule 13G was filed by Putnam, LLC on behalf of (i) itself, (ii) its holding company, Marsh & McLennan Companies, Inc., and (iii) Putnam Investment Management, LLC and The Putnam Advisory Company, LLC, wholly-owned registered investment advisors of Putnam, LLC). According to such Schedule 13G, of the 4,165,812 shares beneficially owned, 2,488,594 shares were beneficially owned by Putnam Investment Management (which possessed shared power to dispose of all such shares but sole or shared power to vote or direct the voting of none of such shares), 1,677,218 shares were beneficially owned by The Putnam Advisory Company, LLC (which possessed shared power to dispose of all such shares but sole or shared power to vote or direct the voting of 1,073,518 of such shares), and no shares were beneficially owned by Marsh & McLennan Companies, Inc. The address of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036. The address of each of Putnam Investment Management, LLC and The Putnam Advisory Company, LLC is One Post Office Square, Boston, Massachusetts 02109.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

        As to the approval by stockholders of each of the Brookline Bancorp, Inc. 2003 Stock Option Plan and the Brookline Bancorp, Inc. 2003 Recognition and Retention Plan, by checking the appropriate box a stockholder may vote "FOR" each item, vote "AGAINST" each item or "ABSTAIN" from voting on each item. Each of the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan must be approved by a majority of the votes cast in person or by proxy at the Special Meeting without regard to broker non-votes or proxies marked "ABSTAIN."

        Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Committee Interlocks and Insider Participation

        The full Board of Directors of the Company approves the salaries to be paid each year to the three highest paid officers of the Company, based on the recommendations of the Bond and Salary Committee, which is composed of directors Oliver F. Ames, Joseph J. Slotnik, William V. Tripp, III and Franklin Wyman, Jr. Richard P. Chapman, Jr. and Charles H. Peck are directors of the Company in addition to being executive officers of the Company and of the Bank. Messrs. Chapman and Peck do not participate in the Board of Directors' determination of compensation for their respective offices.

Report of the Bond and Salary Committee of the Board of Directors on Executive Compensation

        Under rules established by the SEC, the Company is required to provide certain data and information regarding compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Bond and Salary Committee of the Board of Directors has prepared the following report for inclusion in this proxy statement.

        The Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the employment agreements of the Chief Executive Officer and other executive officers should be extended, the Committee took into account the individual performance of each executive officer and the performance of the Company under the direction of the executive officers. Other factors considered by the Committee in 2002 included each executive officer's general managerial oversight of the Company, the quality of communications with the Board of Directors, and the Company's record of compliance with regulatory requirements.

        While the Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of the Company's operations, the experience, expertise and management skills of the executive officers and their roles in the future success of the Company, as well as compensation surveys prepared by banking associations and professional firms to determine compensation paid to executives performing similar duties for similarly-sized financial institutions in the New England and Mid-Atlantic Regions. While each of the quantitative and non-quantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered.

        The amount of bonus payments to an executive officer is based on the performance of the Company as measured against certain quantitative thresholds. Specifically, bonus payments are based on the Company's level of net operating income, net interest margin, non-performing assets and operating expenses. The performance thresholds for bonus payments have been established by the full Board of Directors. In 2002, the Committee, after taking into account the foregoing quantitative criteria and other factors, established the bonus payments for the executive officers.

        With respect to Richard P. Chapman, Jr., the Chief Executive Officer, the Committee recommended to the full Board of Directors a $20,000 increase in base salary to $440,000 in 2002. Mr. Chapman's annual bonus was increased by $6,000 to $132,000 for 2002.

        This report has been provided by the Bond and Salary Committee:

Oliver F. Ames	Joseph J. Slotnik
William V. Tripp, III	Franklin Wyman, Jr.

Stock Performance Graph

        Set forth hereunder is a performance graph comparing (a) the total return on the Common Stock for the period beginning on March 25, 1998 through December 31, 2002, (b) the cumulative total return on stocks included in the S&P 500 Index over such period, (c) the cumulative total return on stocks included in the SNL MHC Thrift Index over such period, and (d) the cumulative total return on stocks included in the SNL New England Thrift Index over such period. The cumulative total return on the Common Stock was computed assuming the reinvestment of cash dividends during the period.

BROOKLINE BANCORP, INC.

	Period Ended
Index
	03/25/98	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Brookline Bancorp, Inc.	100.00	69.95	60.44	72.96	107.59	175.73
S&P 500	100.00	112.81	136.55	124.11	109.37	85.08
SNL New England Thrift Index	100.00	81.59	69.85	85.62	103.73	133.70
MHC Thrifts	100.00	64.83	57.66	80.40	104.64	150.25

        There can be no assurance that the Common Stock's performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

Directors' Compensation

        Executive officers of the Company and the Bank receive no fees for service on the Board of Directors of the Company and the Bank or on any committees of the Boards. Directors of the Company receive an annual retainer of $2,000 and directors of the Bank receive an annual retainer of $5,000. Directors of the Company receive fees of $750 for each meeting attended except for the Secretary of the Company who receives $900 for each meeting. No additional fees are paid to directors who also attend meetings of the Bank held on the same day as meetings of the Company. When Board meetings were held concurrently with meetings of the Board of Trustees of Brookline Bancorp, M.H.C., meeting fees were partially assumed by Brookline Bancorp, M.H.C. Brookline Bancorp, M.H.C., the Company's mutual holding company, was merged with and into the Bank in July 2002 in connection with the Company's reorganization and stock offering.

        Members of the Audit Committee and the CRA Committee receive fees of $750 for each meeting attended. The chairman of the Audit Committee receives an additional annual retainer of $2,000. Members of the Executive Committee of the Bank receive an annual retainer of $5,000 plus fees of $750 for each meeting attended. The Vice Chairman of the Committee receives an additional retainer of $4,000. Members of the Loan Committee of the Bank receive fees of $750 for each meeting attended. The outside director on the Watch Committee receives an annual retainer of $5,000 and an additional $2,000 for serving as Chairman of the Committee.

Executive Compensation

        The following table sets forth the cash compensation paid and bonuses accrued as well as certain other compensation paid or accrued for services rendered in all capacities during the years ended December 31, 2002, 2001 and 2000 to the Chief Executive Officer of the Company and the three other executive officers of the Company who received total annual compensation in excess of $100,000 ("Named Executive Officers").

Long-term Compensation
		Annual Compensation			Awards			Payout
Name and Principal Position	Year Ended 12/31	Salary	Bonus	Other Annual Compensation(1)(2)	Restricted Stock Awards		Options/ SARS (#)	LTIP Payouts	All Other Compensation(3)
Richard P. Chapman, Jr. President and Chief Executive Officer	2002 2001 2000	$440,000 420,000 400,000	$132,000 126,000 120,000	$27,966 26,043 17,251	$	— — —	— — —	— — —	$31,482 22,421 23,802
Charles H. Peck Executive Vice President	2002 2001 2000	208,000 200,000 192,500	52,000 50,000 48,125	25,295 22,647 12,633		— — —	— — —	— — —	31,482 22,421 23,802
Paul R. Bechet Senior Vice President, Chief Financial Officer and Treasurer	2002 2001 2000	170,000 160,000 142,500	42,500 40,000 35,625	22,724 17,767 8,605		— — —	— — —	— — —	31,482 22,421 23,802
Cheryl B. Gorman Senior Vice President	2002	96,566	24,142	8,661		—	—	—	—

(1)
The Company also provides certain members of senior management with the use of an automobile, club membership dues and certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer.

(2)
Includes premiums paid for group term life insurance and medical and dental insurance coverage, and contributions under the Bank's defined contribution plan.

(3)
Represents the market value of shares allocated to officers' accounts pursuant to the Employee Stock Ownership Plan as of the allocation dates.

Employment and Severance Agreements

        Employment Agreements.    The Bank has entered into substantially identical employment agreements with Messrs. Chapman and Peck. Each of the agreements has a term of 36 months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. Under the agreements, the current Base Salaries for Messrs. Chapman and Peck are $460,000 and $215,000, respectively. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of the Bank, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times the Base Salary and the highest bonus paid during any of the last three years. Messrs. Chapman and Peck would receive an aggregate of $2,577,000 pursuant to their employment agreements upon a change in control of the Bank or the Company, based upon current levels of compensation. The Bank also would continue the executive's life, health, dental and disability coverage for 36 months from the date of termination. In the event the payments to the executive include an "excess parachute payment" as defined by Code Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

        Under the agreement, the executive's employment may be terminated upon his retirement in accordance with any retirement policy established on behalf of the executive and with his consent. Upon the executive's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay him his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental and other benefits to his family for one year. The employment agreement provides that, following his termination of employment, the executive will not compete with the Bank for a period of one year.

        Severance Agreements.    The Bank has entered into severance agreements (the "Severance Agreements") with seven other officers of the Bank, including Mr. Bechet and Ms. Gorman, which provide certain benefits in the event of a change in control of the Bank or the Company. Each of the Severance Agreements is for a term of 36 months, except for Ms. Gorman's Severance Agreement, which is for a term of one year. Commencing on each anniversary date, the Board of Directors may extend any Severance Agreement for an additional year. The Severance Agreements enable the Bank to offer to designated officers certain protections against termination without cause in the event of a "change in control." For these purposes, a "change in control" is defined generally to mean: (i) consummation of a plan of reorganization, merger or sale of substantially all of the assets of the Bank or the Company where the Bank or the Company is not the surviving entity; (ii) changes to the Board of Directors of the Bank or the Company whereby individuals who constitute the current Board cease to constitute a majority of the Board, subject to certain exceptions; (iii) a change in "control" as defined by the BHCA, in effect on the date of the Severance Agreement; (iv) a transaction or occurrence whereby any person becomes the beneficial owner of 25% or more of the voting securities of the Company; and (v) a tender offer is made for 25% or more of the voting securities of the Company and 25% or more of the stockholders have tendered their shares. These protections against termination without cause in the event of a change in control are frequently offered by other financial institutions, and the Bank may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections. Although the Severance Agreements may have the effect of making a takeover more expensive to an acquiror, the Bank believes that the benefits of enhancing the Bank's ability to attract and retain qualified management persons by offering the Severance Agreements outweighs any disadvantage of such agreements.

        Following a change in control of the Company or the Bank, an officer is entitled to a payment under the Severance Agreement if the officer's employment is involuntarily terminated during the term of such agreement, other than for cause, as defined, or if the officer voluntarily terminates employment during the term of such agreement as the result of a demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles (50 miles in the case of Ms. Gorman) from its location immediately prior to the change in control. In the event that an officer who is a party to a Severance Agreement is entitled to receive payments pursuant to the Severance Agreement, he will receive a cash payment up to a maximum of one times the average of the three preceding years' annual base salary and bonuses. Mr. Bechet and Ms. Gorman would receive an aggregate of $317,583 and the remaining officers would receive an aggregate of $519,450, pursuant to their severance agreements upon a change in control of the Bank or the Company. In addition to the severance payment, each covered officer is entitled to receive life, health, dental and disability coverage for a period of up to 12 months from the date of termination. Notwithstanding any provision to the contrary in the Severance Agreement, payments under the Severance Agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Compensation of Officers and Directors through Benefit Plans

        Medical, Dental, Life and Other Similar Employee Benefit Plans.    The Bank provides eligible employees (i.e., generally full-time employees and employees who work more than 20 hours per week) with group life (after three months of employment), accidental death and dismemberment, and long-term disability coverage. For its eligible employees, the Bank pays 80% of the monthly premiums for group health coverage and 50% of the monthly premiums for individual and family dental coverage. For Messrs. Chapman and Peck, the Bank pays 100% of such premiums. The Bank pays 100% of the monthly premiums for group life insurance coverage after the employee has completed one year of service. The Bank also sponsors a flexible benefits plan under which employees can pay their ratable share of health insurance premiums on a pre-tax basis, a medical expense reimbursement plan under which employees can defer their salary on a pre-tax basis to cover the costs of certain medical expenses not reimbursed through insurance or otherwise, and a dependent care plan under which employees can defer their salary on a pre-tax basis to cover qualified dependent care expenses.

        Supplemental Retirement Income Agreement.    The Bank has entered into non-qualified supplemental retirement income agreements ("SRIA") for the benefit of Messrs. Chapman and Peck that provide them with benefits generally equal to 70% of their average compensation for the three calendar years with the highest rate of compensation in the ten calendar year period prior to retirement, reduced by any distribution they are entitled to receive from the Bank's pension plan and one-half of any Social Security benefits.

        Retirement benefits under the SRIA are generally payable as a monthly benefit or, at the election of the Bank, as a lump sum benefit. The monthly benefits are payable on early or normal retirement or disability and continue until the later of the executive's death or 15 years from Mr. Peck's retirement

(20 years in the case of Mr. Chapman). Monthly benefits are provided for designated beneficiaries of participants who do not survive until retirement commencing on the date of death and ending on the earlier of (1) the date the executive would have attained his standard life expectancy or (2) 15 years from the date of death in the case of Mr. Peck (20 years in the case of the death of Mr. Chapman). Under the SRIAs, in the case of a change in control, the executive (or in the event of the executive's death, his beneficiary) is irrevocably entitled to elect a lump sum benefit equal to the actuarial equivalent of the monthly benefit to which the executive is entitled at such time. The SRIA is considered an unfunded plan for tax and ERISA purposes. For the year ended December 31, 2002, the Bank charged to expense under the SRIA $269,730 and $123,350 to Mr. Chapman and Mr. Peck, respectively. All obligations under the SRIA are payable from the general assets of the Bank.

        401(k) Plan.    The Bank maintains the Savings Banks Employees Retirement Association 401(k) Plan which is a qualified, tax-exempt profit sharing plan with a salary deferral feature under Section 401(k) of the Code (the "401(k) Plan"). All employees who have attained age 21 are eligible to participate.

        Under the 401(k) Plan, participants are permitted to make salary reduction contributions equal to the lesser of 75% of compensation or $11,000 in 2002 (as indexed annually). Those plan participants who are age 50 or older are permitted to make salary reduction contributions equal to the lesser of 75% of compensation or $12,000 in 2002 (as indexed annually). For these purposes, "compensation" includes wages reported on federal income tax form W-2, but does not include compensation in excess of the Code Section 401(a)(17) limits (i.e., $200,000). All employee contributions and earnings thereon are fully and immediately vested.

        Defined Contribution Plan.    Effective January 1, 2001, a defined contribution plan was established to provide for annual contributions by the Bank equal to 5% of each participant's compensation up to $200,000 in 2002. In order to be fully vested in the Bank's annual contribution, a participant must complete three years of service with the Bank or the Company after December 31, 2000. A participant may withdraw salary reduction contributions in the event the participant suffers a financial hardship. The plan permits employees to direct the investment of their own accounts into various investment options.

        Plan benefits will be paid to each participant in the form of a life annuity (or joint and survivor annuity if married) upon retirement or death unless an alternate form of distribution (lump sum or equal payments over a fixed period) is selected. If a participant terminates employment prior to retirement, his vested benefit will be held by the plan until the participant elects to receive his benefit from the plan. If a participant (and the participant's spouse, if married) elects to receive benefits after termination of employment prior to normal or early retirement age, benefits will be paid in a lump sum. Normal retirement age under the plan is age 65. Early retirement age is the earliest of age 62, age 55 with ten years of service, or the date on which a claim for Social Security disability income benefits is approved.

        Employee Stock Ownership Plan and Trust.    The Bank has implemented an Employee Stock Ownership Plan (the "ESOP"). Employees with at least one year of employment in which they work 1,000 hours or more with the Bank and who have attained age 21 are eligible to participate. The ESOP has borrowed funds from the Company and used those funds to purchase shares of the Common Stock of the Company. Collateral for the loan is the Common Stock purchased by the ESOP. The loan will be repaid principally from the Bank's contributions to the ESOP over a maximum of 30 years. The interest rate for the loan is fixed at 8.50%. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

        Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of compensation in the year of allocation. For the plan year ended December 31, 2002, 59,704 shares were released from the suspense account and allocated to employees. Participants in the ESOP receive credit for each year of service with the Bank prior to the effective date of the ESOP (up to a maximum of three years). Benefits generally vest over a seven year period. Benefits generally vest at the rate of 20% per year beginning in the third year of service until a participant is 100% vested after seven years or upon normal retirement (as defined in the ESOP), disability or death of the participant or a change in control (as defined in the ESOP). A participant who terminates employment for reasons other than death, retirement or disability prior to seven years of credited service will forfeit the nonvested portion of his benefits under the ESOP. Benefits will be payable in the form of Common Stock and cash upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP are discretionary, subject to the loan terms and tax law limits and, therefore, benefits payable under the ESOP cannot be estimated. The Bank is required to record compensation expense in an amount equal to the fair market value of the shares released from the suspense account.

        The Bank's Board of Directors administers the ESOP. The Bank has appointed an independent financial institution to serve as trustee of the ESOP. The ESOP committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. Under the ESOP, nondirected shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

Stock Benefit Plans

        The Board of Directors of the Company has adopted the 1999 Stock Option Plan and the 1999 Recognition and Retention Plan, both of which plans have been approved by stockholders. Pursuant to the 1999 Recognition and Retention Plan, awards were made to directors and certain executive officers and employees of the Company and affiliates of the Company as determined by the Bond and Salary Committee, which administers the plan. Awards vest for such participants in accordance with a schedule determined by the committee. If a recipient ceases continuous service with the Company or the Bank due to normal retirement, death or disability, or following a change in control, shares subject to restrictions will immediately vest; in the event of cessation of continuous service for any other reason, unvested shares are forfeited and returned to the Company. Recipients have the right to vote nonvested shares that have been awarded and will receive dividends declared on such shares.

        Pursuant to the 1999 Stock Option Plan, options to purchase common stock of the Company were granted to directors and certain executive officers and employees of the Company and affiliates of the Company, as determined by the Bond and Salary Committee which administers the plan. The committee also determines the period over which such awards will vest and become exercisable. The plan provides for awards in the form of stock options, reload options, limited stock appreciation rights and dividend equivalent rights. No options were granted to the Named Executive Officers under the Stock Option Plan during the year ended December 31, 2002.

        Set forth below is certain information concerning options outstanding to the Named Executive Officers at December 31, 2002 and options exercised by the Named Executive Officers during 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

			Number of Options at Year-End
				Value of Unexercised in-the-money Options at Year-End(1)
Name	Shares Acquired Upon Exercise	Value Realized	Exercisable/Unexercisable (#)
				Exercisable/Unexercisable
Richard P. Chapman, Jr.	20,000	$121,120	483,002/131,217	$3,359,762/$912,745
Charles H. Peck	20,226	$139,479	265,724/76,543	$1,848,376/$532,433
Paul R. Bechet	3,000	$20,688	87,766/87,478	$610,500/$608,497

(1)
Calculated based on the difference between the exercise price of the options and the last trade price of the Common Stock on December 31, 2002.

        Set forth below is information as of December 31, 2002 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

Plan	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights	Weighted Average Exercise Price	Number of Securities Remaining Available for Issuance under Plan
Equity compensation plans approved by stockholders	2,411,000	$4.944	300,750(1)
Equity compensation plans not approved by stockholders	—	—	—

Total	2,411,000	$4.944	300,750(1)

(1)
Consists of 18,707 shares available for future issuance pursuant to the 1999 Recognition and Retention Plan and 282,043 shares underlying options available for future issuance pursuant to the 1999 Stock Option Plan.

Transactions with Certain Related Persons

        All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. The balance of loans outstanding to directors, executive officers and their related interests amounted to $4,329,064 at December 31, 2002. The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to the Company. Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

        Compass Consulting Group ("Compass"), a firm with which Ms. Cheryl B. Gorman was affiliated prior to joining the Bank in April 2002 as senior vice president of retail banking, performed professional services for the Bank in 2002 related to the development of a long-range retail banking program, market research and other retail banking initiatives. Total fees paid by the Company to Compass in 2002 were $70,505, plus expenses of $8,182.

APPROVAL OF THE BROOKLINE BANCORP, INC. 2003 STOCK OPTION PLAN

General

        Subject to stockholder approval at the Special Meeting, the Company has established the Brookline Bancorp, Inc. 2003 Stock Option Plan (the "2003 Stock Option Plan"). Pursuant to the 2003 Stock Option Plan, options to acquire up to 2,500,000 shares of Common Stock (or 4.3% of the Company's shares outstanding as of the Record Date) may be granted to the Bank's and the Company's employees and directors. As of July 9, 2003, the market value of the Company's Common Stock was $14.52 per share. The Board of Directors of the Company believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Bank and the Company most depends. Attached as Exhibit A to this proxy statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

        The 2003 Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("limited rights"), and/or dividend equivalent rights. Each award will be on such terms and conditions, consistent with the 2003 Stock Option Plan and applicable law and regulations, as the committee administering the 2003 Stock Option Plan determines.

        The term of stock options will not exceed ten years from the date of grant. Stock options granted under the 2003 Stock Option Plan may be either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options"). No stock option awards have been granted under the Stock Option Plan to date.

        Shares issued upon the exercise of a stock option may be authorized but unissued shares, treasury shares, or shares acquired by the Company in open market purchases. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the 2003 Stock Option Plan. Generally, in the discretion of the Board of Directors, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board of Directors. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the 2003 Stock Option Plan.

        The 2003 Stock Option Plan will be administered by a committee (the "Committee") consisting of either the entire Board of Directors of the Company or two or more "non-employee directors" (as defined in the 2003 Stock Option Plan) appointed by the Company's Board. Pursuant to the terms of the Stock Option Plan, outside directors and employees of the Bank or the Company or its affiliates are eligible to participate. As of July 9, 2003, there were 12 non-employee directors eligible to participate in the 2003 Stock Option Plan. Subject to the provisions of the 2003 Stock Option Plan, the Committee will determine the terms of the option grants, including to whom the awards will be granted, in what amounts, and the period and conditions of vesting. The Board or the Committee may accelerate or extend the time period for exercising options.

        In granting awards under the 2003 Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual's services to the Company and the Bank. The exercise price will be at least equal to the fair market value of the underlying Common Stock at the time of the grant. The exercise price may be paid in cash, Common Stock, or via a broker-assisted "cashless exercise" (as defined in the 2003 Stock Option Plan).

        Stock Options.    Incentive stock options can only be granted to employees of the Bank, the Company or an "affiliate" (i.e., a parent or subsidiary corporation of the Bank or the Company). Outside directors will be granted non-qualified stock options. In the event a participant ceases to maintain continuous service with the Company or an affiliate by reason of death or disability, normal retirement or following a change in control, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to five years after cessation of service but in no event beyond the expiration of the option's original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant's vested options will remain exercisable for up to three months. If an optionee terminates employment with the Bank, the Company or an affiliate, any incentive stock options exercised more than three months following the date the optionee terminates employment will be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

        Limited Rights.    The Committee may grant limited rights to employees and directors simultaneously with the grant of any option. A limited right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the limited rights on the date exercised over the exercise price. Limited rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a limited right will be in cash or shares of stock of the Company or its acquiror, or a combination of cash and shares, in the discretion of the Company, or its acquiror, as applicable.

        Limited rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to the extent of such exercise the number of shares represented by the other. If a limited right is granted with and related to an incentive stock option, the limited right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

        Reload Options.    Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares surrendered by the employee to the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the fair market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

        Dividend Equivalent Rights.    Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder of a vested option to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend, multiplied by the number of vested options that the person holds. With respect to options that have not vested, such dividend equivalent rights shall be paid on the date such options vest. For these purposes, an extraordinary dividend is defined under the 2003 Stock Option Plan as any dividend paid per share (i) that exceeds earnings per share for the current quarter based on weighted average shares outstanding and adjusted net income (as defined in the 2003 Stock Option Plan) and (ii) where the aggregate dollar amount of the dividend paid for the current quarter and preceding three quarters (a) exceeds the Company's adjusted net income for the current quarter and preceding three quarters and (b) causes a reduction in stockholders' equity of more than five percent on an annualized basis. If and when the payment of dividends causes a cumulative reduction in stockholders' equity of more than ten percent, that part of any dividend causing such reduction shall be paid to participants holding Dividend Equivalent Rights.

        Effect of Adjustments.    Shares as to which awards may be granted under the 2003 Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, pro rata return of capital to all shareholders, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company, provided, however, no adjustment will be made if it would be deemed a "modification" of an incentive stock option under the Internal Revenue Code or would cause variable accounting of awards under the 2003 Stock Option Plan.

        In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby holders of Common Stock will receive a cash payment (the "Merger Price") for each share of Common Stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of Common Stock subject to such options and the aggregate exercise price of such exercisable options.

        Amendment and Termination.    The Board of Directors may at any time, amend, suspend or terminate the 2003 Stock Option Plan or any portion thereof; provided, however, that no such amendment, suspension or termination will impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the 2003 Stock Option Plan will continue in effect for a term of ten years, after which no further awards may be granted under the 2003 Stock Option Plan.

        Federal Income Tax Consequences.    The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

        The exercise of a stock option which is an incentive stock option within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an incentive stock option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain on the difference between the exercise price and the fair market value of the share on the date of exercise to be taxed at ordinary income rates, and any additional gain would be taxed at applicable capital gains rates.

        The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

        Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for Incentive Stock Options or non-qualified stock options.

        The exercise of a limited right will result in the recognition of ordinary income by the individual on the date of exercise in the amount of cash received, and the fair market value on that date of any shares acquired, pursuant to the exercise.

        Similarly, the receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient.

        The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

        The affirmative vote of a majority of the total votes cast is required to approve the 2003 Stock Option Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2003 STOCK OPTION PLAN.

APPROVAL OF THE BROOKLINE BANCORP, INC. 2003 RECOGNITION AND RETENTION PLAN

General

        Subject to stockholder approval at the Special Meeting, the Company has established the Brookline Bancorp, Inc. 2003 Recognition and Retention Plan (the "2003 Recognition Plan") as a method of providing certain current and prospective employees and outside directors of the Company with a proprietary interest in the Company in a manner designed to encourage the retention and recruitment of such persons on whom the continued success of the Company most depends. The following discussion is qualified in its entirety by reference to the 2003 Recognition Plan, the form of which is attached hereto as Exhibit B.

        The Bank intends to contribute stock or sufficient funds for the 2003 Recognition Plan to acquire 1,250,000 shares of Common Stock of the Company, or (2.2% of the Company's shares outstanding as of the Record Date), which will be available to be awarded to employees and outside directors of the Company. Such shares may be from authorized but unissued shares, treasury shares or may be purchased in the open market. No stock awards have been granted to date under the 2003 Reorganization Plan.

Principal Features of the 2003 Recognition Plan

        The 2003 Recognition Plan provides for the award of shares of Common Stock ("2003 Recognition Plan Shares") subject to the restrictions described below. As of July 9, 2003, the market value of the Common Stock was $14.52 per share. Each award under the 2003 Recognition Plan will be made on terms and conditions consistent with the 2003 Recognition Plan.

        The 2003 Recognition Plan is administered by a committee (the "Committee"), which will be appointed by the Board of Directors of the Company and will consist of either (i) at least two "non-employee directors" (as defined in the 2003 Recognition Plan) of the Company or (ii) the entire Board of Directors of the Company. The Committee will select the recipients and terms of awards pursuant to the 2003 Recognition Plan. Pursuant to the terms of the 2003 Recognition Plan, any outside director or key employee of the Bank, the Company or its affiliates may be selected by the Committee to participate in the 2003 Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to the Company and the Bank and other factors it deems relevant. As of July 9, 2003, there were 12 non-employee directors eligible to participate in the 2003 Recognition Plan.

        The Committee will determine the period during which or at the expiration of which the shares awarded as restricted stock vest. In its discretion, the Committee may accelerate the time at which any or all of the restrictions will lapse, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such restricted period. Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, normal retirement or following a change in control, the 2003 Recognition Plan Shares still subject to restrictions ("restricted stock") will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock, which has been awarded to the recipient and will receive any dividends declared on such nonvested restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the 2003 Recognition Plan) as an employee, officer, or director of the Company or the Bank for the restricted period.

        Effect of Adjustments.    Restricted stock awarded under the 2003 Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

        Federal Income Tax Consequences.    Holders of restricted stock generally will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of nonvested restricted stock will also recognize compensation income (or in the case of nonemployee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Company.

        Amendment to the 2003 Recognition Plan.    The Board of Directors of the Company may at any time amend, suspend or terminate the 2003 Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination will impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the 2003 Recognition Plan.

        The affirmative vote of a majority of the total votes cast is required to approve the 2003 Recognition Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2003 RECOGNITION PLAN.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Special Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Special Meeting, as to which they will act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

MISCELLANEOUS

        The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies also may be solicited personally or by mail, telephone or telegraph by the Company's directors, officers and employees, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. The Company has retained Regan & Associates, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. It is not expected that the cost of using the proxy solicitation firm for solicitation of proxies will exceed $10,750.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO PAUL R. BECHET, SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER, BROOKLINE BANCORP, INC., 160 WASHINGTON STREET, BROOKLINE, MASSACHUSETTS 02445, OR CALL AT 617-730-3500.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      George C. Caner, Jr.
                      Corporate Secretary

Brookline, Massachusetts
July 22, 2003

EXHIBIT A

BROOKLINE BANCORP, INC.

2003 STOCK OPTION PLAN

1.    Purpose

        The purpose of the Brookline Bancorp, Inc. ("Company") 2003 Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing certain current and prospective Key Employees and Outside Directors of the Company and its Affiliates, upon whom the continued success of the Company most depends, with a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards as a means of enhancing and encouraging the recruitment and retention of such individuals.

2.    Definitions

        The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and singular shall include the plural:

        "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Bank or the Company, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

        "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

        "Bank" means Brookline Bank, or a successor corporation.

        "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

        "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

        "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which is committed in connection with the performance by the Key Employee or Director of his or her duties for the Company or an Affiliate.

        "Change in Control" means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing

25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means a Committee of the Board consisting of either (i) two or more Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

        "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

        "Company" means Brookline Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

        "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service with the Company, the Bank or an Affiliate. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

        "Date of Grant" means the actual date on which an Award is granted by the Committee.

        "Director" means a member of the Board.

        "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

        "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

        "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

        "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by The Wall Street Journal, if published) or any nationally recognized stock exchange on such date, or if the Common Stock was not traded on such date, then on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market or any nationally recognized stock exchange, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

        "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 8.

        "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

        "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

        "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

        "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

        "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

        "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

        "Option" means an Award granted under Section 7 or Section 8.

        "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

        "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) surrendered by a Key Employee to the Company in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 18.

        "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which is committed in connection with the performance by the Key Employee or Director of his or her duties for the Company or an Affiliate.

3.    Administration of the Plan.

        3.1    Role of the Committee.    The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times.

        3.2    Role of the Board.    The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

        3.3    Plan Administration Restrictions.    All transactions involving an Award shall:

        (a)   be approved by the Company's full Board or by the Committee; or

        (b)   be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

        (c)   if an Award of an Option or Limited Right, result in the acquisition of an Award that must be held by the Participant for a period of six months following the date of such acquisition, unless forfeited sooner.

        3.4    Limitation on Liability.    No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.    Types of Awards

        Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights and (e) Reload Options.

5.    Stock Subject to the Plan

        Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 2,500,000 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or acquired by the Company in open market purchases. The maximum number of Options that may be awarded to a Key Employee is 625,000. To the extent that Options or rights granted under the Plan are exercised, the shares underlying the exercised Options will be unavailable for future grants under the Plan; to the extent that Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having been exercised (including a termination or cancellation which occurs as the result of exercise of a Limited Right), new Awards may be made with respect to such shares. In addition, any Reload Options issued with respect to shares that are used for the full or partial payment of the exercise price of any option or in connection with shares returned to the issuer to satisfy the federal tax withholding requirements relating to an option exercised, if any, will not reduce the number of options available for issuance, as set forth in the first and third sentences of this paragraph.

6.    Eligibility

        Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights, Limited Rights and Reload Options under the Plan.

7.    Non-Statutory Stock Options

        (a)    Grants to Key Employees and Outside Directors.    The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7.

        (b)    Option Agreement.    Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing the terms and conditions of the option which shall not be inconsistent with the terms of the Plan.

        (c)    Price.    The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be at least equal to the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 12 hereof, as determined by the Committee.

        (d)    Manner of Exercise and Vesting.    A Non-Statutory Stock Option granted under the Plan shall vest at the rate or rates determined by the Committee. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 12 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the Fair Market Value of such shares shall be determined as of the date of such exercise.

        (e)    Terms of Options.    The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate or extend the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable following such Change in Control.

        (f)    Termination of Employment or Service.    Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for three months following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of termination of service or employment due to the Normal Retirement, a Change in Control or death or Disability of any Participant, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for five years following the date of his termination due to Normal Retirement, death or Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

        (g)    Transferability.    In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

8.    Incentive Stock Options

        The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

        (a)    Option Agreement.    Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

        (b)    Price.    Subject to Section 16 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be at least equal to 100% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be at least equal to 110% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price in one or more of the manners set forth in Section 12 hereof, as determined by the Committee.

        (c)    Manner of Exercise.    Incentive Stock Options granted under the Plan shall vest at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President and Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner set forth in Section 12.

        The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the aggregate exercise price of the amount exercisable as a result of a Change in Control, together with the aggregate exercise price of all other Incentive Stock Options first exercisable in the year in which the Change in Control occurs, shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options but shall remain subject to the provisions of this Section 8 to the extent permitted.

        (d)    Amounts of Options.    Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 8(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

        (e)    Terms of Options.    The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Incentive Stock Options that have been awarded shall become immediately exercisable following such Change in Control.

        (f)    Termination of Employment.    Upon the termination of a Key Employee's employment for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause, all rights under the Incentive Stock Options shall expire upon termination.

        Upon termination of a Key Employee's employment due to Normal Retirement, a Change in Control or death or Disability, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of five years following the date of his cessation of employment. However, any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control. No Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three (3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

        (g)    Transferability.    No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

        (h)    Compliance with Code.    The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.    Limited Rights

        The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee or Director, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

        (a)    Terms of Rights.    In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

        The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

        Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

        (b)    Payment.    Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash or shares of the Company or its acquiror, as applicable, the value of which shall be equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. The determination of whether the Limited Right shall be paid in cash or shares shall be in the sole discretion of the Company (and/or the acquiror, as applicable).

10.    Dividend Equivalent Rights

        Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

        (a)    Terms of Rights.    The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 10(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

        (b)    Payment.    Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 18.

        (c)    Extraordinary Dividend.    For purposes of this Section 10, an extraordinary dividend is that part of any dividend paid per share (i) that exceeds earnings per share for the current quarter based on weighted average shares outstanding and adjusted net income and (ii) where the aggregate dollar amount of the dividend paid for the current quarter and preceding three quarters (a) exceeds the Company's adjusted net income for the current quarter and preceding three quarters and (b) causes a reduction in stockholders' equity of more than five percent on an annualized basis. If and when the payment of dividends causes a cumulative reduction in stockholders' equity of more than ten percent, that part of any dividend causing such reduction shall be paid to Participants holding Dividend Equivalent Rights. Adjusted net income equals net income exclusive of the after-tax effect of (1) amounts recorded in the first and second quarter of 2003 resulting from retroactive legislation involving the Company's real estate investment trust subsidiary, (2) income or expense resulting from initial application of new accounting requirements, (3) expenses related to the 2003 Recognition and Retention Plan and the 2003 Stock Option Plan, and (4) gains or losses from sales of assets other than from sales of loans and investment securities in the ordinary course of business.

11.    Reload Option

        Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 12(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock surrendered by the Participant to the Company for payment of a Participant's withholding tax under Section 18. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.    Alternate Option Payment Mechanism

        The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

        (a)    Cash Payment.    The exercise price may be paid in cash or by check.

        (b)    Cashless Exercise.    Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option, together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

        (c)    Exchange of Common Stock.    The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

13.    Rights of a Stockholder

        A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

14.    Agreement with Participants

        Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates, that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

15.    Designation of Beneficiary

        A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

16.    Dilution and Other Adjustments

        In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee shall make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

  (a)
  adjustments in the aggregate number of shares of Common Stock that may be awarded under the Plan;

  (b)
  adjustments in the aggregate number of shares of Common Stock that may be awarded to any single individual under the Plan;

  (c)
  adjustments in the aggregate number of shares of Common Stock covered by Awards already made under the Plan; or

  (d)
  adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Related Options or any Limited Rights attached to such Options.

        No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code. Further, no such adjustment shall be made if such adjustment will cause variable accounting under the Plan.

17.    Effect of a Change in Control on Option Awards

        In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

        (a)   provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

        (b)   in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

18.    Withholding

        There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of tax required by any governmental authority to be withheld. Shares of Common Stock shall be withheld where required from any distribution of Common Stock.

19.    Amendment of the Plan

        The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

20.    Effective Date of Plan

        The Plan shall become effective upon the date of, or a date determined by the Board of Directors following approval of the Plan by the Company's stockholders.

21.    Termination of the Plan

        The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related Rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

22.    Applicable Law

        The Plan will be administered in accordance with the laws of the State of Delaware.

        IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers as of the        day of            , 2003.

Date Approved by Stockholders:
Effective Date:
ATTEST:	BROOKLINE BANCORP, INC.
George C. Caner, Jr., Secretary	Richard P. Chapman, Jr. President and Chief Executive Officer

EXHIBIT B

BROOKLINE BANCORP, INC.

2003 RECOGNITION AND RETENTION PLAN

1.    Establishment of the Plan

        Brookline Bancorp, Inc. (the "Company") hereby establishes the Brookline Bancorp, Inc. 2003 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.    Purpose of the Plan

        The purpose of the Plan is to advance the interests of the Company and its stockholders by providing certain current and prospective Key Employees and Outside Directors of the Company and its Affiliates, upon whom the continued success of the Company most depends, with a flexible and comprehensive plan that permits the granting of incentive stock awards as a means of enhancing and encouraging the recruitment and retention of such individuals.

3.    Definitions

        The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

        "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

        "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

        "Bank" means Brookline Bank, or a successor corporation.

        "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

        "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

        "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which is committed in connection with the performance by the Key Employee or Director of his or her duties for the Company or an Affiliate.

        "Change in Control" of the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners' Loan Act, as amended, and applicable rules and regulations promulgated thereunder (collectively, the

"HOLA") as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

        "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

        "Company" means Brookline Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

        "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

        "Director" means a member of the Board.

        "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

        "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

        "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

        "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

        "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

        "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

        "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

        "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.    Administration of the Plan.

        4.1    Role of the Committee.    The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times.

        4.2    Role of the Board.    The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.2, the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

        4.3    Plan Administration Restrictions.    All transactions involving an Award shall:

  (a)
  be approved by the Company's full Board or by the Committee; or

  (b)
  be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

  (c)
  result in the acquisition of Common Stock that must be held by the Recipient for a period of six months following the date of such acquisition, unless forfeited sooner.

        4.4    Limitation on Liability.    No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.    Eligibility; Awards

        5.1    Eligibility.    Key Employees and Outside Directors are eligible to receive Awards.

        5.2    Awards to Key Employees and Outside Directors.    The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5.1 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 1,250,000. Awards issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or acquired by the Company in open market purchases.

        In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

        In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

        No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

        5.3    Manner of Award.    As promptly as practicable after a determination is made pursuant to Section 5.2 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the

"Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

        5.4    Treatment of Forfeited Shares.    In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.    Terms and Conditions of Restricted Stock

        The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.1 through 6.8, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

        6.1    General Rules.    At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which (as the Committee shall determine and provide for in the agreement referred to in Section 5.3), the Shares awarded as Restricted Stock shall vest. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to extend the time over which such restrictions shall lapse or remove any or all of such restrictions. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

        6.2    Continuous Service; Forfeiture.    Except as provided in Section 6.3, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.1 shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

        6.3    Exception for Termination Due to Death, Disability, Normal Retirement or following a Change in Control.    Notwithstanding the general rule contained in Section 6.1, Restricted Stock awarded to a Recipient whose employment with, or service on the Board of, the Company or an Affiliate terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

        6.4    Revocation for Cause.    Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been delivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the

Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

        6.5    Restricted Stock Legend.    Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Brookline Bancorp, Inc. 2003 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Brookline Bancorp, Inc., 160 Washington Street, Brookline, Massachusetts 02445."

        6.6    Payment of Dividends and Return of Capital.    After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.5 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established by the Company to hold issued and unawarded or forfeited shares, the Committee shall return such dividends to the Company.

        6.7    Voting of Restricted Shares.    After an Award has been granted, the Recipient, as conditional owner of the Restricted Stock, shall have the right to vote such shares.

        6.8    Delivery of Earned Shares.    At the expiration of the restrictions imposed by Section 6.1, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.3 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.3 and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6.1.

7.    Adjustments Upon Changes in Capitalization

        In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received as a result of any of the foregoing by a Recipient shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.5.

8.    Assignments and Transfers

        No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code

Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.    Key Employee Rights Under the Plan

        No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.    Outside Director Rights Under the Plan

        Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.    Withholding Tax

        Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the minimum amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.    Amendment or Termination

        The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or termination following a Change in Control, shall be approved by the Committee, or the full Board of the Company.

13.    Governing Law

        The Plan shall be governed by the laws of the State of Delaware.

14.    Term of Plan

        The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) fifteen years from the Effective Date unless sooner terminated under Section 12 hereof, or (ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

        IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers as of the            day of                        , 2003.

Date Approved by Stockholders:
Effective Date:

ATTEST:	BROOKLINE BANCORP, INC.
George C. Caner, Jr., Secretary	Richard P. Chapman, Jr. President and Chief Executive Officer

REVOCABLE PROXY

BROOKLINE BANCORP, INC.
SPECIAL MEETING OF STOCKHOLDERS
August 27, 2003

        The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Special Meeting") to be held at the Brookline Holiday Inn, 1200 Beacon Street, Brookline, Massachusetts 02446 on August 27, 2003, at 10:00 a.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	AGAINST	ABSTAIN
1.	The approval of the Brookline Bancorp, Inc. 2003 Stock Option Plan.	☐	☐	☐
2.	The approval of the Brookline Bancorp, Inc. 2003 Recognition and Retention Plan.	☐	☐	☐

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting and a proxy statement dated July 22, 2003.

Dated: ___________________________	☐	Check Box if You Plan to Attend Special Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

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PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS August 27, 2003
REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
VOTING PROCEDURES AND METHOD OF COUNTING VOTES
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
BROOKLINE BANCORP, INC.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
APPROVAL OF THE BROOKLINE BANCORP, INC. 2003 STOCK OPTION PLAN
APPROVAL OF THE BROOKLINE BANCORP, INC. 2003 RECOGNITION AND RETENTION PLAN
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BROOKLINE BANCORP, INC. 2003 STOCK OPTION PLAN
BROOKLINE BANCORP, INC. 2003 RECOGNITION AND RETENTION PLAN
REVOCABLE PROXY
BROOKLINE BANCORP, INC. SPECIAL MEETING OF STOCKHOLDERS August 27, 2003
Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.